QUARTERLY REPORT
June 30, 2009

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President

July 30, 2009

Dear Fellow Shareholders:

The stock market volatility has been nothing short of breath taking. From its high on July 13, 2007 to its recent low on March 9, 2009, the Russell 2000 declined 59%. From March 9 through June 30, the Index rose 49%, but still remains 39% below its all-time high. Within these larger market moves the day-to-day volatility has been extreme. Your portfolio managers, Rick Lane and Glenn Primack, have navigated these perilous waters admirably.

Recent Focus Fund performance is described in Rick’s and Glenn’s letter, but a look at the longer-term results seems appropriate given that is how we strive to view the investment world. The accompanying “mountain chart” reveals that from inception in late 1996,  $10,000 invested in the FMI Focus Fund has grown to over $52,000, while a like investment in the Russell 2000 Index would have grown to $17,000, a 14.09% compounded return versus 4.35%. Despite the volatility and the vagaries of the stock market, patience and perseverance have been rewarded. And given the dismal overall performance of the market over the last ten years, we may well be at the dawning of a much better decade for stocks.

That will, however, require stabilization of and improvement in the global economy, something that is being predicted by the strong market rally. We are fully cognizant of the “green shoots”, but recognize that there are still many hurdles ahead for the economy. When it does turn, the recovery is likely to be frustratingly slow and intermittent, an environment well suited to good stock selection and ideal for your FMI Focus Fund.

As always, we thank you very much for your continued support of, and involvement with the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager
July 16, 2009

Dear Fellow Shareholders:

The FMI Focus Fund rose 17.49% for the quarter ended June 30, 2009, a nice bounce from the two previous, tough market related quarters.  Were it not for a correction in several of our important positions right at the end of the period, we may have had even stronger performance.  The Russell 2000 Index turned in a 20.69% total return.  On a year to date basis, the Focus Fund advanced 8.43% versus 2.64% for the Russell 2000.  For perspective, the much broader S&P 500 Index rose 3.16% for the first six months of 2009.  Economically sensitive companies and Financials enjoyed the biggest moves, though much like a bungee cord, those same stocks have also snapped back to earth in the correction that began near the end of the quarter.

Searching for a Bottom

The severe market volatility and industry group rotation indicate continued investor uncertainty and confusion.  While certainly understandable considering the constant stream of negative economic data and the way the financial press is presenting it to the public, stocks are cheap.  We have chronicled our position over the past few shareholder letters

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 6/30/09 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$52,234

Russell 2000
$17,061

Russell 2000 Growth
$12,015

Results From Fund Inception (12/16/96) Through 6/30/09
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 6/30/09 From
	Last 3 Months	Year Ended 6/30/09	Years Ended 6/30/09	Years Ended 6/30/09	Fund Inception 12/16/96
FMI Focus Fund	17.49%	-17.49%	-0.19%	6.65%	14.09%
Russell 2000	20.69%	-25.01%	-1.71%	2.38%	4.35%
Russell 2000 Growth	23.38%	-24.85%	-1.32%	-0.89%	1.48%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(www.fmifunds.com).  The United States is going through a very difficult deleveraging process manifesting itself in the worst recession since 1973-1974.  This economic downturn began in December of 2007 and seems likely to last awhile longer.  We believe a tepid recovery will become apparent by 2010, but tempered by further deleveraging.  While this outlook may not sound particularly exciting, stock prices have been cut in half generally, with many faring much worse.  The volatility in equity prices around the current low levels is creating good investment opportunities for long term investors.  The market may not turn tomorrow, but patient investors can slowly accumulate good businesses at bargain prices.  Below we highlight some of those companies.

Intermec Inc. (IN)

Long term FMI Focus Fund shareholders should have a warm spot for Intermec.  This was a major position for us during the early part of this decade.  We monetized our position nicely several years ago when the stock ran up on RFID (radio frequency identification) excitement.  Not surprising in our view, the RFID thesis was slow to play out and the air came out of the stock.  Throw in the facts that the company’s products are often funded through capital spending and are thus economically sensitive, and the current recession has really hammered their sales and the stock price.

For perspective, Intermec was called Unova when we first purchased the stock back in early 2003 at prices well under ten dollars per share.  The company was a conglomerate with a bad balance sheet. What caught our interest was a meeting with then newly hired CEO, Larry Brady.  Larry laid out a game plan of selling off the commodity businesses, paying down debt and focusing on the growing bar code scanning and mobile computing business known as Intermec.  Over the subsequent few years, Larry followed through on the plan and Intermec emerged and with a great balance sheet to boot, i.e. no debt and several dollars per share in cash plus a valuable portfolio of RFID patents.  The butterfly emerged out of the cocoon just as the emerging RFID technology story was making the rounds on Wall Street and drove the stock into the mid-thirties giving us a great exit point.

As alluded to earlier, RFID, essentially very powerful bar code scanners, were far from ready for prime time, WalMart’s early “attempted adoption” notwithstanding.  The technology subsequently went through the classic “valley of despair.”  So did the stock!  More recently, the company missed their earnings’ estimates in the first quarter and disappointed investors drove the stock to nearly ten dollars per share even though the company now has nearly $3.50 per share in cash, no debt, and a valuable patent portfolio.  Making these valuation adjustments, Intermec’s shares were selling at only one-half of sales, an extremely compelling valuation for a leader in the AIDC (automated identification and data capture).  Symbol Technologies, now owned by Motorola, is the other principal player.  We believe we can make money several ways here.  As the economy improves, retailers’ purse strings will eventually loosen.  They will invest in more bar code technology and likewise, companies will buy more Intermec mobile computers which are highly differentiated by industry vertical and ruggedized for field use.  If the stock price doesn’t improve for some reason, we think Intermec could become “takeover bait” given its strong industry position.  We should add that Larry Brady, an effective turnaround guy, was replaced by a new management team more focused on growing the enterprise.  In sum, we see a company with perhaps a dollar per share in earnings power, $3.50 in net cash per share, and essentially a free call option on RFID, which seems likely to come to fruition at some future point in time and proving a touch of appeal on the valuation side.

HealthSouth Corp. (HLS)

HealthSouth owns and operates inpatient rehabilitation facilities primarily located in the southeastern part of the United States.  We believe the company is very well positioned to outperform expectations over the next year.  HealthSouth was the casualty of a very well publicized accounting scandal where former CEO, Richard Scrushy, and poor internal controls nearly brought the company down.  Current CEO, Jay Grinney, and his management team inherited $3 billion in debt, horrible perception of HealthSouth in Washington D.C. and the public eye, and 190 material weaknesses in their systems.  Furthermore, the company’s business model was in danger from a proposed reimbursement change in Medicare.  Over the past three years, management liquidated assets, received a multi-million dollar refund from the IRS, and sold secondary shares in order to pay down debt.  The team also fixed the reporting structure and cleared all the previous material weaknesses with their auditors.  Also, through extensive lobbying and dialogue with Congress and Centers for Medicare & Medicaid Services (CMS), HLS was able to halt the implementation of the 75% rule so that its business model remains viable.

Now that they’ve cleaned up the balance sheet and cleared the non-operating hurdles, the management team is focused on operating the business and can allocate most of their time towards day-to-day performance.  Jay Grinney was the previ-

ous head of Eastern Group for HCA Inc. (HCA).  He is an excellent manager, in our view.  The management team has recently implemented a best practices process called Team Works for their patient recruitment and enrollment process.  We believe Team Works is going to enable HealthSouth to grow faster than their markets as they take share.  HealthSouth also has other opportunities to expand geographically either through acquisition or through new facility construction.  This is a very good business from a return-on-capital perspective as inpatient rehab facilities do not have near the capital requirements that hospitals do in equipment and personnel.  However, they do provide a vital service in the healthcare industry in that HealthSouth gets patients who are recovering from strokes or fractured hips or other serious injuries back on their feet and back home where they can resume their normal daily lives.

The business also has strong free cash flow which we view as crucial, considering there is still $1.8 billion of debt on the balance sheet.  Management intends to use the free cash flow to pay down debt over the next few years.  This debt is high cost, so its pay-down also drives earnings growth.  In the past, we had always viewed HealthSouth as a bit expensive and risky due to the high leverage profile.  With the decline of both the stock price and the partial pay-down of the company’s debt, HealthSouth is now an attractive investment.

Wright Medical Group, Inc. (WMGI)

We added to our position in Wright Medical in the second quarter.  As a reminder, we sold our stock in Wright last year due to its premium valuation in a bargain market.  However, we always agreed with management’s strategy in the orthopedic market.  As a small player in both hip and knee implants, Wright must innovate and remain a technology leader.  Most recently, Wright has seen success with its large diameter metal on metal hips, although they are still waiting for approval for hip resurfacing.  The company has also begun consolidating the extremities market, where it is now the market leader.  This position allows Wright Medical to market more effectively to extremities specialists and also allows Wright to purchase small innovative technologies and quickly launch them globally through its platform.  Management has also injected life into its biologics segment, with good growth in wound care with its GrafJacket synthetic tissue matrix.

Unfortunately for the orthopedic industry, valuations have come in rapidly due to the dual concern of the new healthcare reform and the slowdown in volumes due to the weak economy.  From our due diligence with providers and patients, we view the volume softness as a temporarily mild cycle that will rebound more quickly than the overall economy.  Healthcare reform is a risk, however, we believe that most changes to our nation’s healthcare system will affect hospitals, managed care, and the drug industry.  Currently hospitals are pushing back on pricing of older technologies, thus we believe Wright’s focus on innovation is the appropriate strategy.  Finally, we believe that much of this concern is already reflected in the current multi-year low valuations for this industry.

We view Wright Medical as an attractive acquisition candidate should the softness in patient volumes and tougher pricing persist.  Its extremities franchise would fit nicely at any of the larger orthopedic implant companies and its hips/knees segments would be extremely easy to integrate into the larger platforms.  We do not believe management is looking to sell the company, but the high private market value buoys our confidence in this investment.

In closing, we find the best opportunities are often discovered in rough markets.  Our investment approach has been tested through multiple cycles over almost thirteen years.  Even though stocks precede the economy out of recessions, in general, people look to the economy for assurance before committing capital to the market.  As this current economic recession winds down, investors should move money off of the sidelines and back into the game.  We continue to be optimistic on stocks over the long haul and have many attractive investments in the portfolio.  We believe our consistent discipline through this tumultuous time will pay off.

Best regards,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2009 (Unaudited)

Shares		Value (b)

LONG-TERM INVESTMENTS — 90.7% (a)

COMMON STOCKS — 89.6% (a)

COMMERCIAL SERVICES SECTOR — 7.0%
	Advertising/Marketing Services — 1.3%
839,600	The Interpublic Group
	of Companies, Inc.	$4,239,980

	Miscellaneous Commercial Services — 1.6%
239,400	Cintas Corp.	5,467,896

	Personnel Services — 4.1%
849,600	AMN Healthcare Services, Inc.	5,420,448
96,000	Manpower Inc.	4,064,640
556,000	MPS Group, Inc.	4,247,840
		13,732,928
CONSUMER DURABLES SECTOR — 1.9%
	Recreational Products — 1.9%
682,500	Brunswick Corp.	2,948,400
446,900	Winnebago Industries, Inc.	3,320,467
		6,268,867
CONSUMER NON-DURABLES SECTOR — 1.8%
	Apparel/Footwear — 1.8%
363,100	Liz Claiborne, Inc.	1,045,728
412,083	Volcom, Inc.	5,151,038
		6,196,766
CONSUMER SERVICES SECTOR — 1.1%
	Hotels/Resorts/Cruiselines — 1.1%
276,600	Royal Caribbean Cruises Ltd.	3,745,164

DISTRIBUTION SERVICES SECTOR — 7.3%
	Electronics Distributors — 4.2%
460,292	Arrow Electronics, Inc.	9,776,602
174,654	ScanSource, Inc.	4,282,516
		14,059,118
	Medical Distributors — 1.0%
163,348	Patterson Companies Inc.	3,544,652

	Wholesale Distributors — 2.1%
142,600	Beacon Roofing Supply, Inc.	2,061,996
365,400	Interline Brands, Inc.	4,998,672
		7,060,668

ELECTRONIC TECHNOLOGY SECTOR — 10.6%
	Aerospace & Defense — 1.3%
479,170	Hexcel Corp.	4,566,490

	Computer Peripherals — 2.3%
336,300	NetApp, Inc.	6,631,836
46,000	Zebra Technologies Corp.	1,088,360
		7,720,196
	Computer Processing Hardware — 0.7%
210,800	NCR Corp.	2,493,764

	Electronic Equipment/Instruments — 1.8%
462,900	Intermec Inc.	5,971,410

	Electronic Production Equipment — 1.5%
372,400	MKS Instruments, Inc.	4,911,956

	Semiconductors — 3.0%
621,600	Altera Corp.	10,119,648

FINANCE SECTOR — 12.3%
	Finance/Rental/Leasing — 1.2%
228,500	Rent-A-Center, Inc.	4,074,155

	Insurance Brokers/Services — 1.5%
245,000	Arthur J. Gallagher & Co.	5,228,300

	Life/Health Insurance — 2.6%
234,300	Genworth Financial Inc.	1,637,757
202,600	Reinsurance Group
	of America, Inc.	7,072,766
		8,710,523
	Multi-Line Insurance — 2.9%
150,383	PartnerRe Ltd.	9,767,376

	Property/Casualty Insurance — 1.2%
396,380	Old Republic International Corp.	3,904,343

	Regional Banks — 2.6%
390,786	Associated Banc-Corp	4,884,825
148,990	FirstMerit Corp.	2,529,850
107,000	TCF Financial Corp.	1,430,590
		8,845,265
	Savings Banks — 0.3%
88,100	MB Financial, Inc.	897,739

HEALTH SERVICES SECTOR — 2.4%
	Health Industry Services — 1.3%
297,400	HealthSouth Corp.	4,294,456

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2009 (Unaudited)

Shares		Value (b)

LONG-TERM INVESTMENTS — 90.7% (a) (Continued)

COMMON STOCKS — 89.6% (a) (Continued)

HEALTH SERVICES SECTOR — 2.4% (Continued)
	Medical/Nursing Services — 1.1%
139,600	VCA Antech, Inc.	$3,727,320

HEALTH TECHNOLOGY SECTOR — 5.9%
	Biotechnology — 2.5%
252,600	Charles River Laboratories
	International, Inc.	8,525,250

	Medical Specialties — 3.4%
55,000	Beckman Coulter, Inc.	3,142,700
239,700	Hologic, Inc.	3,410,931
301,100	Wright Medical Group, Inc.	4,895,886
		11,449,517
INDUSTRIAL SERVICES SECTOR — 4.8%
	Contract Drilling — 0.6%
107,600	Rowan Companies, Inc.	2,078,832

	Environmental Services — 1.2%
170,800	Republic Services, Inc.	4,169,228

	Oil & Gas Pipelines — 1.4%
88,400	Kinder Morgan
	Energy Partners, L.P.	4,519,008

	Oilfield Services/Equipment — 1.6%
180,300	Dresser-Rand Group, Inc.	4,705,830
40,000	Exterran Holdings Inc.	641,600
		5,347,430
PROCESS INDUSTRIES SECTOR — 6.1%
	Chemicals: Specialty — 3.0%
312,581	Cytec Industries Inc.	5,820,258
294,200	Rockwood Holdings Inc.	4,307,088
		10,127,346
	Containers/Packaging — 3.1%
98,089	Packaging Corp of America	1,589,042
196,662	Pactiv Corp.	4,267,565
251,500	Sealed Air Corp.	4,640,175
		10,496,782
PRODUCER MANUFACTURING SECTOR — 9.1%
	Electrical Products — 3.2%
70,000	Molex Inc.	1,088,500
684,595	Molex Inc. Cl A	9,844,476
		10,932,976
	Industrial Machinery — 4.9%
110,465	Kadant Inc.	1,247,150
659,600	Kennametal Inc.	12,651,128
80,700	Rockwell Automation, Inc.	2,592,084
		16,490,362
	Miscellaneous Manufacturing — 1.0%
130,900	Brady Corp.	3,288,208

RETAIL TRADE SECTOR — 6.7%
	Apparel/Footwear Retail — 1.2%
110,516	Nordstrom, Inc.	2,198,163
223,306	Zumiez Inc.	1,788,681
		3,986,844
	Department Stores — 2.5%
194,800	Kohl’s Corp.	8,327,700

	Discount Stores — 0.4%
50,000	Family Dollar Stores, Inc.	1,415,000

	Specialty Stores — 2.6%
179,800	PetSmart, Inc.	3,858,508
457,300	Ulta Salon, Cosmetics
	& Fragrance, Inc.	5,085,176
		8,943,684
TECHNOLOGY SERVICES SECTOR — 9.4%
	Data Processing Services — 2.4%
178,300	Fiserv, Inc.	8,148,310

	Information Technology Services — 3.9%
151,500	Citrix Systems, Inc.	4,831,335
1,312,000	Sapient Corp.	8,252,480
		13,083,815
	Internet Software/Services — 1.8%
478,900	Omniture, Inc.	6,014,984

	Packaged Software — 1.3%
393,900	Parametric Technology Corp.	4,604,691

TRANSPORTATION SECTOR — 3.2%
	Air Freight/Couriers — 1.0%
304,500	UTI Worldwide, Inc.	3,471,300

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2009 (Unaudited)

Shares or
Principal
Amount		Value (b)

LONG-TERM INVESTMENTS — 90.7% (a) (Continued)

COMMON STOCKS — 89.6% (a) (Continued)

TRANSPORTATION SECTOR — 3.2% (Continued)
	Trucking — 2.2%
401,600	Werner Enterprises, Inc.	$7,276,992
	Total common stocks	302,247,239

MUTUAL FUNDS — 1.1% (a)
210,200	SPDR KBW
	Regional Banking ETF	3,852,966
	Total long-term investments	306,100,205

SHORT-TERM INVESTMENTS — 9.3% (a)
	U.S. Treasury Securities — 5.2%
$10,000,000	U.S. Treasury Bills,
	0.20%, due 10/15/09	9,994,233
7,500,000	U.S. Treasury Bills,
	0.24%, due 10/22/09	7,495,226
	Total U.S. treasury securities	17,489,459

	Variable Rate Demand Note — 4.1%
13,841,417	U.S. Bank, N.A., 0.00%	13,841,417
	Total short-term investments	31,330,876
	Total investments	337,431,081
	Cash and receivables, less
	liabilities — 0.0% (a)	42,790
	TOTAL NET ASSETS	$337,473,871
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($337,473,871 ÷ 18,604,489
	shares outstanding)	$18.14

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ETF – Exchange Traded Fund
L.P. – Limited Partnership

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.